UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 2, 2013, Maryland Governor Martin J. O’Malley signed into law the Maryland Strategic Infrastructure Development and Enhancement Program (STRIDE). The STRIDE program will allow Washington Gas Light Company (Washington Gas) to replace and reinforce its natural gas infrastructure system more rapidly. The STRIDE program provides funding for gas pipeline upgrades through a small surcharge approved by the Maryland Public Service Commission for residential, commercial and industrial customers. The program will reduce costs to utility customers through less frequent base rate cases and lower operational expenses in the future.

A copy of Washington Gas’ news release is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is furnished herewith:

99.1 News Release issued May 2, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company
(Registrant)

Date:	May 8, 2013	/s/ William R. Ford

William R. Ford
Controller
(Principal Accounting Officer)